UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 21, 2010

inVentiv Health, Inc.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-30318	52-2181734
(Commission File Number)	(IRS Employer Identification No.)

500 ATRIUM DRIVE, SOMERSET, NEW JERSEY	08873
(Address of Principal Executive Offices)	(Zip Code)

(800) 416-0555

(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 21, 2010, inVentiv Health, Inc. (the “Company”) held a special meeting of its stockholders to consider and vote on (1) a proposal to adopt the Agreement and Plan of Merger, dated as of May 6, 2010, as amended May 27, 2010, by and among the Company, inVentiv Group Holdings, Inc. (formerly Papillon Holdings, Inc.) and inVentiv Acquisition, Inc. (formerly Papillon Acquisition, Inc.) (the “Merger Agreement”) and (2) a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the Merger Agreement.

As of June 15, 2010, which was the record date for the special meeting, 34,957,721 shares of the Company’s common stock were issued and outstanding. A quorum was present at the special meeting. Below is a summary of the voting results on each proposal.

The proposal to adopt the Merger Agreement was approved by the Company’s stockholders. The results of the vote on this proposal were:

For	Against	Abstain
25,966,623	80,228	19,355

There were no broker non-votes on this proposal.

The proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the Merger Agreement was approved by the Company’s stockholders. The results of the vote on this proposal were:

For	Against	Abstain
24,200,378	1,849,940	15,889

There were no broker non-votes on this proposal. Adjournment of the special meeting was not necessary or appropriate because there were sufficient votes at the time of the special meeting to adopt the Merger Agreement.

The items of business upon which the stockholders of the Company votes at the special meeting are more fully described in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission by the Company on June 17, 2010.

Item 7.01.	Regulation FD Disclosure.

On July 21, 2010, the Company issued a press release announcing that its stockholders approved the Merger Agreement at a special meeting of its stockholders. A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release, dated July 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVENTIV HEALTH, INC.

Date: July 21, 2010	By:	/s/ David Bassin
	Name:	David Bassin
	Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release, dated July 21, 2010.